EXHIBIT 10.2
LIST OF CONTENTS OF EXHIBITS AND SCHEDULES TO THE
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Exhibits

Exhibit A	Form of Note

Exhibit B-1	Form of Notice of Borrowing

Exhibit B-2	Form of Notice of Conversion/Continuation

Exhibit C-1	Form of Syndicated Letter of Credit

Exhibit C-2	Form of Participated Letter of Credit

Exhibit D	Form of Compliance Certificate

Exhibit E	Form of Assignment and Assumption

Exhibit F	Form of Second Amended and Restated Security Agreement

Exhibit G-1	Form of Opinion of Dewey & LeBoeuf LLP

Exhibit G-2	Form of Opinion of Conyers, Dill & Pearman Limited

Exhibit G-3	Form of Opinion of Funk & Bolton, P.A.

Exhibit H	Form of Borrowing Base Report

Exhibit I	Form of Existing Lender Agreements
Schedules

Schedule 1.1(a)	Commitments and Notice Addresses

Schedule 1.1(b)	Borrowing Base

Schedule 3.3	Existing Letters of Credit

Schedule 5.4	Licenses

Schedule 5.6	Unresolved Tax Claims

Schedule 5.7	Subsidiaries

Schedule 8.2	Indebtedness

Schedule 8.3	Liens